UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS November 30, 2015 Unaudited

	Shares	Value

Common Stocks—91.9%

Consumer Discretionary—20.8%

Automobiles—0.9%
Astra
International Tbk PT	630,018,800	$269,250,334

Diversified Consumer Services—2.8%
Estacio Participacoes SA1	46,187,550	160,086,598

Kroton Educacional SA1	115,616,536	276,415,859

New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	14,173,562	411,316,769

		847,819,226

Hotels, Restaurants & Leisure—5.1%
China Lodging Group Ltd., ADR[2]	1,682,369	47,981,164

Genting Bhd[1]	219,961,100	370,360,947

Genting Malaysia Bhd	118,532,400	121,922,304

Homeinns Hotel Group, ADR[1,2]	6,717,713	207,241,446

Jollibee Foods Corp.	46,318,793	197,368,901

Las Vegas Sands Corp.	6,437,550	283,638,453

Melco Crown Entertainment Ltd., ADR	19,794,484	321,660,365

		1,550,173,580

Household Durables—0.1%
Cyrela Brazil Realty SA Empreendimentos e Participacoes[1]	15,641,200	29,875,541

Internet & Catalog Retail—5.3%
Ctrip.com International Ltd., ADR[1,2]	7,900,702	845,454,121

JD.com, Inc., ADR[2]	25,237,545	774,287,881

		1,619,742,002

Media—2.5%
Grupo Televisa SAB, Sponsored ADR	10,324,856	291,160,939

	Shares	Value

Media (Continued)

Zee Entertainment Enterprises Ltd.[1]	77,074,068	$475,759,531

		766,920,470

Textiles, Apparel & Luxury Goods—4.1%
Cie Financiere Richemont SA	1,966,632	146,843,662

Kering	1,683,361	290,086,238

LVMH Moet Hennessy Louis Vuitton SE	2,212,409	370,704,390

Prada SpA	126,303,810	443,721,772

		1,251,356,062

Consumer Staples—10.7%

Beverages—3.5%
Anadolu Efes Biracilik Ve Malt Sanayii AS	22,438,068	153,556,787

Fomento Economico Mexicano SAB de CV	39,672,290	382,885,190

Nigerian Breweries plc	200,536,868	121,035,651

SABMiller plc	5,075,524	308,012,004

Tsingtao Brewery Co. Ltd., Cl. H	20,744,000	93,088,064

		1,058,577,696

Food & Staples Retailing—5.5%
Almacenes Exito SA1	15,671,455	52,327,888

Almacenes Exito SA, GDR[1,3]	11,250,373	39,308,803

BIM Birlesik Magazalar AS	9,494,158	177,598,266

Casino Guichard Perrachon SA	213,668	12,197,615

CP ALL PCL	141,909,100	185,869,902

Magnit PJSC[1]	5,845,481	1,062,201,771

Sumber Alfaria Trijaya Tbk PT	1,399,700	58,667

Wal-Mart de Mexico SAB de CV	60,721,653	161,379,882

		1,690,942,794

Food Products—1.7%
Tingyi Cayman Islands Holding Corp.	194,648,000	281,252,722

1        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Food Products (Continued)

Want Want China Holdings Ltd.	282,336,000	$222,731,604

		503,984,326

Energy—2.9%

Energy Equipment & Services—0.6%
China Oilfield Services Ltd., Cl. H	53,624,000	53,553,317

Tenaris SA, ADR	5,317,141	138,883,723

		192,437,040

Oil, Gas & Consumable Fuels—2.3%
Novatek OAO, Sponsored GDR	7,336,884	685,113,716

Financials—24.4%

Commercial Banks—7.1%
Bancolombia SA, Sponsored ADR	721,132	20,436,881

Commercial International Bank Egypt SAE	28,529,090	158,493,932

Grupo Aval Acciones y Valores SA, ADR	34,430,533	239,980,815

Grupo Financiero Banorte SAB de CV, Cl. O	100,394,089	538,358,060

Grupo Financiero Inbursa SAB de CV, Cl. O	145,629,981	280,573,739

Guaranty Trust Bank plc	516,237,944	52,022,630

ICICI Bank Ltd., Sponsored ADR	37,361,555	310,474,522

Kotak Mahindra Bank Ltd.[2]	105,371	1,095,523

Kotak Mahindra Bank Ltd.	9,445,368	97,894,065

Sberbank of Russia PJSC, ADR	55,466,440	370,637,679

Zenith Bank plc	1,278,261,810	100,547,040

		2,170,514,886

Diversified Financial Services—3.3%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros[1]	111,087,648	326,458,144

	Shares	Value

Diversified Financial Services (Continued)

Grupo de Inversiones Suramericana SA	17,689,539	$182,036,978

Haci Omer Sabanci Holding AS	38,671,036	108,155,332

Hong Kong Exchanges & Clearing Ltd.	14,298,652	372,454,906

		989,105,360

Insurance—6.7%
AIA Group Ltd.	94,044,200	562,998,728

China Life Insurance Co. Ltd., Cl. H	89,920,000	312,099,471

China Pacific Insurance Group Co. Ltd., Cl. H	72,735,000	298,865,647

Old Mutual plc	140,736,241	436,978,367

People’s Insurance Co. Group of China Ltd. (The), Cl. H	155,464,000	80,036,956

PICC Property & Casualty Co. Ltd., Cl. H	89,874,000	194,254,199

Sul America SA1	27,427,333	152,767,905

		2,038,001,273

Real Estate Management & Development—3.3%
Global Logistic Properties Ltd.	111,343,000	155,215,244

Hang Lung Group Ltd.	39,349,750	133,860,648

Hang Lung Properties Ltd.	128,458,881	303,264,388

SM Prime Holdings, Inc.	697,345,672	317,484,399

SOHO China Ltd.	193,815,000	80,877,158

		990,701,837

Thrifts & Mortgage Finance—4.0%
Housing Development Finance Corp. Ltd.	67,480,476	1,230,776,459

Health Care—5.6%

Health Care Providers & Services—2.5%
Apollo Hospitals Enterprise Ltd.[1]	12,086,295	240,062,239

2        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Providers & Services (Continued)

Diagnosticos da America SA1	27,003,700	$64,211,434

Sinopharm Group Co. Ltd., Cl. H1	111,798,400	468,480,277

		772,753,950

Life Sciences Tools & Services—0.4%
WuXi PharmaTech Cayman, Inc., ADR[2]	2,327,133	106,349,978

Pharmaceuticals—2.7%
Cipla Ltd.	13,835,365	133,692,059

Dr. Reddy’s Laboratories Ltd.	7,255,073	339,288,995

Glenmark Pharmaceuticals Ltd.	6,412,001	94,300,130

Lupin Ltd.	3,230,639	86,917,878

Sun Pharmaceutical Industries Ltd.	15,105,114	165,013,285

		819,212,347

Industrials—5.5%

Aerospace & Defense—1.4%
Embraer SA, Sponsored ADR[1]	13,662,162	427,489,049

Industrial Conglomerates—2.1%
Jardine Strategic Holdings Ltd.	11,800,443	318,216,882

SM Investments Corp.	18,506,926	330,784,661

		649,001,543

Transportation Infrastructure—2.0%
Airports of Thailand PCL	9,942,700	86,201,929

DP World Ltd.	21,344,136	398,610,085

Grupo Aeroportuario del Sureste SAB de CV, Cl. B	8,530,765	129,107,049

		613,919,063

Information Technology—18.7%

Internet Software & Services—12.7%
Alibaba Group Holding Ltd., Sponsored ADR[2]	13,045,100	1,096,832,008

Baidu, Inc., Sponsored ADR[2]	4,733,964	1,031,862,133

	Shares	Value

Internet Software & Services (Continued)

MercadoLibre, Inc.[1]	1,603,753	$197,646,520

NAVER Corp.	662,503	360,500,813

Tencent Holdings Ltd.	59,259,410	1,179,633,126

		3,866,474,600

IT Services—3.9%
Infosys Ltd.	49,640,457	804,357,393

Tata Consultancy Services Ltd.	10,977,181	390,691,198

		1,195,048,591

Semiconductors & Semiconductor Equipment— 2.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	150,995,429	648,324,552

Materials—2.5%

Chemicals—0.2%
Asian Paints Ltd.	4,610,800	57,998,263

Construction Materials—1.4%
Indocement Tunggal Prakarsa Tbk PT	102,713,200	138,456,318

Semen Indonesia Persero Tbk PT	159,847,300	122,441,299

UltraTech Cement Ltd.	3,881,542	163,136,359

		424,033,976

Metals & Mining—0.9%
Alrosa PAO	211,056,317	166,603,424

Glencore plc[2]	73,873,319	107,600,130

		274,203,554

Telecommunication Services—0.8%

Wireless Telecommunication Services—0.8%
America Movil SAB de CV, Cl. L, ADR	15,956,729	258,339,442

Total Common Stocks (Cost $25,119,808,353)		27,998,441,510

Preferred Stocks—2.5%

Banco Davivienda SA, Preference	12,909,328	84,157,357

Cia Brasileira de Distribuicao, Preference	15,190,600	192,385,474

3        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Preferred Stocks (Continued)

Lojas Americanas SA, Preference[1]	98,405,500	$438,488,193

Zee Entertainment Enterprises Ltd., 6% Cum. Non- Cv.[1]	1,895,913,054	25,599,306

Total Preferred Stocks (Cost $1,016,474,111)		740,630,330
	Units

Rights, Warrants and Certificates—0.0%

Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[1,2] (Cost $22,944,872)	36,522,500	7,537,477

	Shares	Value

Investment Companies—5.5%

OFI Global China Fund, LLC, China A Series 1[1,2]	20,024,972	$245,906,656

Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[1,4]	1,433,560,631	1,433,560,631

Total Investment Companies (Cost $1,633,847,802)		1,679,467,287

Total Investments, at Value (Cost $27,793,075,138)	99.9%	30,426,076,604

Net Other Assets (Liabilities)	0.1	39,564,260

Net Assets	100.0%	$30,465,640,864

Footnotes to Statement of Investments

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

            MYR Malaysian Ringgit

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares November 30, 2015

Almacenes Exito SA	15,671,455	—	—	15,671,455
Almacenes Exito SA, GDR	11,250,373	—	—	11,250,373
Apollo Hospitals Enterprise Ltd.	12,086,295	—	—	12,086,295
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	111,087,648	—	—	111,087,648
Ctrip.com International Ltd., ADR	7,900,702	—	—	7,900,702
Cyrela Brazil Realty SA Empreendimentos e Participacoes[a]	30,690,700	—	15,049,500	15,641,200
Diagnosticos da America SA	27,003,700	—	—	27,003,700
Embraer SA, Sponsored ADR	13,662,162	—	—	13,662,162
Estacio Participacoes SA	42,037,850	4,149,700	—	46,187,550
Genting Bhd	219,961,100	—	—	219,961,100
Genting Bhd Wts.[a]	36,522,500	—	—	36,522,500
Homeinns Hotel Group, ADR	6,717,713	—	—	6,717,713
Kroton Educacional SA	115,616,536	—	—	115,616,536
Lojas Americanas SA, Preference[a]	98,405,500	—	—	98,405,500
Magnit PJSC	5,689,221	156,260	—	5,845,481
MercadoLibre, Inc.[a]	2,669,702	—	1,065,949	1,603,753
New Oriental Education & Technology Group, Inc., Sponsored ADR	14,908,372	—	734,810	14,173,562

4        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares November 30, 2015

OFI Global China Fund, LLC, China A Series 1	20,020,250	4,722	—	20,024,972
Oppenheimer Institutional Money Market Fund, Cl. E	1,432,448,652	1,105,967,824	1,104,855,845	1,433,560,631
Qunar Cayman Islands Ltd., ADR	4,232,159	—	4,232,159	—
Sinopharm Group Co. Ltd., Cl. H	111,316,000	482,400	—	111,798,400
Sul America SA	27,427,333	—	—	27,427,333
Zee Entertainment Enterprises Ltd.	77,074,068	—	—	77,074,068
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	1,895,913,054	—	—	1,895,913,054

	Value		Income	Realized Gain (Loss)

Almacenes Exito SA	$52,327,888		$752,199	$—
Almacenes Exito SA, GDR	39,308,803		573,285	—
Apollo Hospitals Enterprise Ltd.	240,062,239		—	—
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	326,458,144		4,491,974	—
Ctrip.com International Ltd., ADR	845,454,121		—	—
Cyrela Brazil Realty SA Empreendimentos e Participacoes[a]	—	[b]	—	(61,623,340)
Diagnosticos da America SA	64,211,434		—	—
Embraer SA, Sponsored ADR	427,489,049		5,319	—
Estacio Participacoes SA	160,086,598		—	—
Genting Bhd	370,360,947		—	—
Genting Bhd Wts.[a]	—	[b]	—	—
Homeinns Hotel Group, ADR	207,241,446		—	—
Kroton Educacional SA	276,415,859		1,393,840	—
Lojas Americanas SA, Preference[a]	—	[b]	994,595	—
Magnit PJSC	1,062,201,771		7,004,405	—
MercadoLibre, Inc.[a]	—	[b]	250,292	15,088,100
New Oriental Education & Technology Group, Inc., Sponsored ADR	411,316,769		5,963,349	(3,818,770)
OFI Global China Fund, LLC, China A Series 1	245,906,656		—	—
Oppenheimer Institutional Money Market Fund, Cl. E	1,433,560,631		643,055	—
Qunar Cayman Islands Ltd., ADR	—		—	54,368,250
Sinopharm Group Co. Ltd., Cl. H	468,480,277		—	—
Sul America SA	152,767,905		256,887	—
Zee Entertainment Enterprises Ltd.	475,759,531		—	—
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	25,599,306		—	—

Total	$7,285,009,374		$22,329,200	$4,014,240

a. No longer an affiliate as of November 30, 2015.

b. The security is no longer an affiliate; therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $39,308,803 or 0.13% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

China	$7,786,198,040	25.6%
India	4,617,057,205	15.2
Russia	2,284,556,590	7.5
Brazil	2,068,178,197	6.8
Mexico	2,041,804,303	6.7
Hong Kong	2,012,455,918	6.6
United States	1,963,105,740	6.5
Philippines	845,637,960	2.8
United Kingdom	744,990,371	2.5
France	672,988,243	2.2
Taiwan	648,324,552	2.1
Colombia	618,248,723	2.0
Indonesia	530,206,618	1.7
Malaysia	499,820,727	1.6
Italy	443,721,772	1.5
Turkey	439,310,384	1.4
United Arab Emirates	398,610,085	1.3
South Korea	360,500,813	1.2
Nigeria	273,605,321	0.9
Thailand	272,071,831	0.9
Switzerland	254,443,792	0.8
Argentina	197,646,520	0.7
Egypt	158,493,932	0.5
Singapore	155,215,244	0.5
Luxembourg	138,883,723	0.5

Total	$30,426,076,604	100.0%

6        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS November 30, 2015 Unaudited

1. Organization

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

7        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

8        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

9        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$3,182,741,138	$3,152,396,077	$—	$6,335,137,215
Consumer Staples	—	3,253,504,816	—	3,253,504,816
Energy	138,883,723	738,667,033	—	877,550,756
Financials	570,892,218	6,848,207,597	—	7,419,099,815
Health Care	106,349,978	1,591,966,297	—	1,698,316,275
Industrials	427,489,049	1,262,920,606	—	1,690,409,655
Information Technology	2,326,340,661	3,383,507,082	—	5,709,847,743
Materials	—	756,235,793	—	756,235,793
Telecommunication Services	258,339,442	—	—	258,339,442
Preferred Stocks	25,599,306	715,031,024	—	740,630,330
Rights, Warrants and Certificates	7,537,477	—	—	7,537,477
Investment Companies	1,433,560,631	245,906,656	—	1,679,467,287

Total Assets	$8,477,733,623	$21,948,342,981	$—	$30,426,076,604

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the

10        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in OFI Global China Fund, LLC. In seeking exposure to class A-shares of Chinese companies (“China A-Shares”), the Fund invests in OFI Global China Fund, LLC, a private investment vehicle organized under the laws of Delaware that intends to invest significantly in China A-Shares. The China A-Shares market is an active Chinese market that includes a large number of Chinese equities as well as smaller or emerging Chinese companies that may not list elsewhere. The Fund’s investment in the China Fund may vary based on the portfolio manager’s use of different types of investments that provide exposure to Chinese securities. Since the Fund may invest a portion of its assets in the China Fund, it may be considered to be investing indirectly in those investments through the China Fund. When applicable, the Fund’s investment in China Fund is included in the Statement of Investments.

11        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period

12        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Total federal tax cost	$27,809,688,835

Gross unrealized appreciation	$8,092,994,006
Gross unrealized depreciation	(5,476,606,237)

Net unrealized appreciation	$2,616,387,769

13        OPPENHEIMER DEVELOPING MARKETS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/15/2016